EXHIBIT 10.9


                               BONUS 6 STUD POKER
                         "A new way to play Stud Poker"
                               9459 G. Highway 5
                             Douglasville, GA 30135
                                 1-800-505-6606

December 28, 2000

TO: TEN STIX GAMING
    P.O. BOX 699
    IDAHO SPRINGS, COLO. 80452

SUBJECT: LIC. AGREEMENT

I the legal and lawful owner of Bonus 6 Stud Poker agree to extend to Ten Stix Gaming a non-exclusive distribution agreement for all areas of the U.S. excluding the state of Colorado and Puerto Rico.

For this distribution agreement, Ten Stix Gaming agrees to relay to myself 2000 shares of common stock at the time this contract is approved by both parties.

Ten Stix will be responsible for all marketing costs and in return will receive 35% of all gross revenues of casinos that are contracted thru Ten Stix Gaming. All contracts will be forwarded and billing will be thru my office.


ACCEPTED BY /s/ Tom Sawyer                      ACCEPTED BY /s/ Tom Perkins
--------------------------                      ---------------------------
OFFICER OF TEN STIX GAMING                      TOM PERKINS